Exhibit 32.1

Certification of Principal Executive Officer*

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Committed Capital Acquisition Corporation II (the “Company”) on Form 10-Q for the period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth Abdalla, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth Abdalla

Kenneth Abdalla

Principal Executive Officer

January 19, 2018